UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2015

CIVITAS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36623	65-1309110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Congress Street, 6th Floor

Boston, Massachusetts 02210

(Address of principal executive offices, including zip code)

(617) 790-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 29, 2015, Civitas Solutions, Inc. (the “Company”) announced a secondary offering of shares of the Company’s common stock by affiliates of Vestar Capital Partners and certain current and former employees of the Company, including members of senior management. A copy of the press release announcing the secondary offering is attached hereto as Exhibit 99.1. In connection with the secondary offering, the Company is reaffirming the guidance that it issued on August 12, 2015. The Company expects its fiscal year 2015 net revenue to be in the range of $1.355 billion to $1.375 billion and its Adjusted EBITDA to be in the range of $152 million to $154 million.

Adjusted EBITDA is a non-GAAP financial measure. The Company has not provided a quantitative reconciliation of its Adjusted EBITDA estimate for fiscal 2015 to estimated net income, the most comparable financial measure calculated and presented in accordance with GAAP, due to the difficulty in forecasting and quantifying the exact amount of the items excluded from Adjusted EBITDA that will be included in net income, such that it is not practicable to prepare such reconciliation without unreasonable effort.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains statements about future events and expectations that constitute forward-looking statements, including statements about the Company’s expectations for future financial performance. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of industry trends, the Company’s future financial and operating performance and the Company’s growth and refinancing plans, taking into account the information currently available to the Company. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause the Company’s actual results to differ materially from the expectations of future results the Company expresses or implies in any forward-looking statements and you should not place undue reliance on such statements. Factors that could contribute to these differences include, but are not limited to, the factors described in “Risk Factors” in Civitas’ Registration Statement on Form S-1 (File No. 333-206998). Words such as “expects” and similar expressions are intended to identify such forward-looking statements. The Company qualifies any forward-looking statements entirely by these cautionary factors. The Company assumes no obligation to update or revise any forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

The guidance set forth above for fiscal year 2015 is unaudited and subject to completion. The guidance reflects management’s estimates based solely upon information available as of the date of this Form 8-K and is not a comprehensive statement of the Company’s financial results for fiscal 2015. The Company’s actual results for fiscal 2015 are subject to the Company’s completion of year-end financial and accounting closing procedures (which have yet to be performed), and the making of any final adjustments to the Company’s results of operations and other developments that may arise between now and the time the financial results for fiscal 2015 are finalized. There is a possibility that actual results for fiscal 2015 will vary materially from the guidance. Accordingly, you should not place undue reliance upon this guidance. The guidance has been prepared by, and is the responsibility of, management, and Deloitte & Touche LLP has not audited, reviewed, compiled or performed any procedures with respect to such guidance, nor have they expressed any opinion or any other form of assurance with respect thereto.

The information in this Form 8–K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8–K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Civitas Solutions, Inc. on September 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS SOLUTIONS, INC.

/s/ Bruce F. Nardella
Date: September 29, 2015	Name:	Bruce F. Nardella
	Title:	Chief Executive Officer and President